UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2025

Central Index Key Number of the issuing entity: 0002053102

Wells Fargo Commercial Mortgage Trust 2025-C64

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.
Central Index Key Number of the sponsor: 0001685185

UBS AG

Central Index Key Number of the sponsor: 0001755531

Societe Generale Financial Corporation

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association
Central Index Key Number of the sponsor: 0000927971

Bank of Montreal

Central Index Key Number of the sponsor: 0001592182

LMF Commercial, LLC

Central Index Key Number of the sponsor: 0001542256

Natixis Real Estate Capital LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-282099-02	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 7, 2025, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) entered into an underwriting agreement, dated as of February 7, 2025 and attached as Exhibit 1.1 hereto (the “Underwriting Agreement”), with Wells Fargo Securities, LLC (“WFS”), BMO Capital Markets Corp. (“BMO Capital”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), J.P. Morgan Securities LLC (“JPMS”), SG Americas Securities, LLC (“SG Americas”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”), Natixis Securities Americas LLC (“Natixis”) and Siebert Williams Shank & Co., LLC (“Siebert Williams” and, together with WFS, BMO Capital, CGMI, GS&Co., JPMS, SG Americas, UBS Securities, Academy, Drexel and Natixis in such capacity, the “Underwriters”) and Wells Fargo Bank, National Association (“WFB”), with respect to the sale of the Publicly Offered Certificates (as defined below), that is scheduled to occur on or about February 27, 2025 (the “Closing Date”).

On February 7, 2025, the Registrant also entered into a certificate purchase agreement, dated as of February 7, 2025, with WFS, BMO Capital, CGMI, GS&Co., JPMS, SG Americas, UBS Securities, Academy, Drexel, Natixis and Siebert Williams (collectively in such capacity, the “Initial Purchasers”) and WFB, with respect to the sale of the Privately Offered Certificates (as defined below), that is also scheduled to occur on or about the Closing Date. The Privately Offered Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Registrant is expected to cause the issuance of the Wells Fargo Commercial Mortgage Trust 2025-C64 Commercial Mortgage Pass-Through Certificates, Series 2025-C64 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of February 1, 2025 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of thirty-two (32) commercial and multifamily mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans will be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of February 7, 2025, between the Registrant and Wells Fargo; certain of the Mortgage Loans will be acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of February 7, 2025, between the Registrant and GSMC; certain of the Mortgage Loans will be acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of February 7, 2025, between the Registrant and CREFI; certain of the Mortgage Loans will be acquired by the Registrant from UBS AG (“UBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of February 7, 2025, between the Registrant and UBS; certain of the Mortgage Loans will be acquired by the Registrant from Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of February 7, 2025, between the Registrant, SGFC and Société Générale; certain of the Mortgage Loans will be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of February 7, 2025, between the Registrant and JPMCB; certain of the Mortgage Loans will be acquired by the Registrant from Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of February 7, 2025, between the Registrant and BMO; certain of the Mortgage Loans will be acquired by the Registrant from LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.8 and dated and effective as of February 7, 2025, between the Registrant and LMF; and certain of the Mortgage Loans will be acquired by the Registrant from Natixis Real Estate Capital LLC (“NREC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.9 and dated and effective as of February 7, 2025, between the Registrant and NREC.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates, having an aggregate initial certificate balance of $719,397,000 (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class J-RR, Class K-RR and Class R Certificates, having an aggregate initial certificate balance of $102,771,756 (collectively, the “Privately Offered Certificates”).

The assets of the Issuing Entity will include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Soho Grand & The Roxy Hotel	Exhibit 99.14	Exhibit 99.10
Outlet Shoppes of the Bluegrass	Exhibit 99.15	N/A
UOVO QPN	Exhibit 99.16	N/A
Phoenix Industrial Portfolio XII	Exhibit 99.17	N/A
Newport Centre	Exhibit 99.18	Exhibit 99.11
Shops at Mission Viejo	Exhibit 99.19	Exhibit 99.12
900 North Michigan	Exhibit 99.20	Exhibit 99.13
Twin Cities Premium Outlets	Exhibit 99.21	Exhibit 99.11

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement and (ii) the sale of the Privately Offered Certificates by the Registrant to the Initial Purchasers pursuant to the Certificate Purchase Agreement.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus (the “Prospectus”) dated February 7, 2025 and filed with the Securities and Exchange Commission on February 11, 2025. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-282099) was originally declared effective on December 2, 2024.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of February 7, 2025, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, BMO Capital Markets Corp., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, SG Americas Securities, LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of February 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 7, 2025.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of February 7, 2025, between Wells Fargo Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of February 7, 2025, between Goldman Sachs Mortgage Company and Wells Fargo Commercial Mortgage Securities, Inc.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of February 7, 2025, between Citi Real Estate Funding Inc. and Wells Fargo Commercial Mortgage Securities, Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of February 7, 2025, between UBS AG and Wells Fargo Commercial Mortgage Securities, Inc.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of February 7, 2025, between Societe Generale Financial Corporation, Société Générale and Wells Fargo Commercial Mortgage Securities, Inc.
99.6	Mortgage Loan Purchase Agreement, dated and effective as of February 7, 2025, between JPMorgan Chase Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.7	Mortgage Loan Purchase Agreement, dated and effective as of February 7, 2025, between Bank of Montreal and Wells Fargo Commercial Mortgage Securities, Inc.
99.8	Mortgage Loan Purchase Agreement, dated and effective as of February 7, 2025, between LMF Commercial, LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.9	Mortgage Loan Purchase Agreement, dated and effective as of February 7, 2025, between Natixis Real Estate Capital LLC and Wells Fargo Commercial Mortgage Securities, Inc.

99.10	Pooling and Servicing Agreement, dated as of October 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, Deutsche Bank National Trust Company, as NCB co-trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2024-BNK48, Commercial Mortgage Pass-Through Certificates, Series 2024-BNK48.
99.11	Pooling and Servicing Agreement, dated as of November 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2024-C30, Commercial Mortgage Pass-Through Certificates, Series 2024-C30.
99.12	Pooling and Servicing Agreement, dated as of February 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2025-C32, Commercial Mortgage Pass-Through Certificates, Series 2025-C32.
99.13	Pooling and Servicing Agreement, dated as of August 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2024-C28, Commercial Mortgage Pass-Through Certificates, Series 2024-C28.
99.14	Agreement Between Noteholders, dated as of September 17, 2024, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, and JPMorgan Chase Bank, National Association, as initial note B holder, relating to the Soho Grand & The Roxy Hotel Whole Loan.
99.15	Agreement Between Noteholders, dated as of February 10, 2025, by and among Goldman Sachs Bank USA as initial note A-1 holder and initial note A-2 holder, relating to the Outlet Shoppes of the Bluegrass Whole Loan.
99.16	Co-Lender Agreement, dated as of January 22, 2025, by and between Bank of Montreal, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and Deutsche Bank AG, New York Branch, as initial note A-4 holder, initial note A-5 holder and initial note A-6 holder, relating to the UOVO QPN Whole Loan.
99.17	Agreement Between Noteholders, dated as of January 15, 2025, by and between UBS AG, as initial note A-1 holder, initial note A-2-1 holder, initial note A-2-2 holder and initial note A-3 holder, relating to the Phoenix Industrial Portfolio XII Whole Loan.
99.18	Co-Lender Agreement, dated as of October 1, 2024, between German American Capital Corporation, as note A-1-1 holder, note A-1-2 holder, note A-1-3 holder and note A-1-4 holder, and Goldman Sachs Bank USA, as note A-2-1 holder, note A-2-2 holder and note A-2-3 holder, relating to the Newport Centre Whole Loan.

99.19	Agreement Among Note Holders, dated as of December 4, 2024, by and among Barclays Capital Real Estate Inc., as note A-1-1 holder, note A-1-2 holder, note A-1-3 holder, note A-1-4 holder and note A-1-5 holder, Citi Real Estate Funding Inc., as note A-2-1 holder and note A-2-2 holder, and Société Générale Financial Corporation, as note A-3-1 holder, note A-3-2 holder and note A-3-3 holder, relating to the Shops at Mission Viejo Whole Loan.
99.20	Agreement Between Noteholders, dated as of August 2, 2024, by and among Goldman Sachs Bank USA, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, relating to the 900 North Michigan Whole Loan.
99.21	Co-Lender Agreement, dated as of October 17, 2024, by and among Bank of America, N.A., as initial note A-1 holder and initial note A-2 holder, and Natixis Real Estate Capital LLC, as initial note A-3 holder and initial note A-4 holder, relating to the Twin Cities Premium Outlets Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Lee Green
	Name:	Lee Green
	Title:	Managing Director

Dated: February 11, 2025

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of February 7, 2025, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, BMO Capital Markets Corp., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, SG Americas Securities, LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of February 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 7, 2025.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of February 7, 2025, between Wells Fargo Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of February 7, 2025, between Goldman Sachs Mortgage Company and Wells Fargo Commercial Mortgage Securities, Inc.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of February 7, 2025, between Citi Real Estate Funding Inc. and Wells Fargo Commercial Mortgage Securities, Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of February 7, 2025, between UBS AG and Wells Fargo Commercial Mortgage Securities, Inc.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of February 7, 2025, between Societe Generale Financial Corporation, Société Générale and Wells Fargo Commercial Mortgage Securities, Inc.
99.6	Mortgage Loan Purchase Agreement, dated and effective as of February 7, 2025, between JPMorgan Chase Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.7	Mortgage Loan Purchase Agreement, dated and effective as of February 7, 2025, between Bank of Montreal and Wells Fargo Commercial Mortgage Securities, Inc.
99.8	Mortgage Loan Purchase Agreement, dated and effective as of February 7, 2025, between LMF Commercial, LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.9	Mortgage Loan Purchase Agreement, dated and effective as of February 7, 2025, between Natixis Real Estate Capital LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.10	Pooling and Servicing Agreement, dated as of October 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, Deutsche Bank National Trust Company, as NCB co-trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2024-BNK48, Commercial Mortgage Pass-Through Certificates, Series 2024-BNK48.

99.11	Pooling and Servicing Agreement, dated as of November 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2024-C30, Commercial Mortgage Pass-Through Certificates, Series 2024-C30.
99.12	Pooling and Servicing Agreement, dated as of February 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2025-C32, Commercial Mortgage Pass-Through Certificates, Series 2025-C32.
99.13	Pooling and Servicing Agreement, dated as of August 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2024-C28, Commercial Mortgage Pass-Through Certificates, Series 2024-C28.
99.14	Agreement Between Noteholders, dated as of September 17, 2024, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, and JPMorgan Chase Bank, National Association, as initial note B holder, relating to the Soho Grand & The Roxy Hotel Whole Loan.
99.15	Agreement Between Noteholders, dated as of February 10, 2025, by and among Goldman Sachs Bank USA as initial note A-1 holder and initial note A-2 holder, relating to the Outlet Shoppes of the Bluegrass Whole Loan.
99.16	Co-Lender Agreement, dated as of January 22, 2025, by and between Bank of Montreal, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and Deutsche Bank AG, New York Branch, as initial note A-4 holder, initial note A-5 holder and initial note A-6 holder, relating to the UOVO QPN Whole Loan.
99.17	Agreement Between Noteholders, dated as of January 15, 2025, by and between UBS AG, as initial note A-1 holder, initial note A-2-1 holder, initial note A-2-2 holder and initial note A-3 holder, relating to the Phoenix Industrial Portfolio XII Whole Loan.
99.18	Co-Lender Agreement, dated as of October 1, 2024, between German American Capital Corporation, as note A-1-1 holder, note A-1-2 holder, note A-1-3 holder and note A-1-4 holder, and Goldman Sachs Bank USA, as note A-2-1 holder, note A-2-2 holder and note A-2-3 holder, relating to the Newport Centre Whole Loan.
99.19	Agreement Among Note Holders, dated as of December 4, 2024, by and among Barclays Capital Real Estate Inc., as note A-1-1 holder, note A-1-2 holder, note A-1-3 holder, note A-1-4 holder and note A-1-5 holder, Citi Real Estate Funding Inc., as note A-2-1 holder and note A-2-2 holder, and Société Générale Financial Corporation, as note A-3-1 holder, note A-3-2 holder and note A-3-3 holder, relating to the Shops at Mission Viejo Whole Loan.

99.20	Agreement Between Noteholders, dated as of August 2, 2024, by and among Goldman Sachs Bank USA, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, relating to the 900 North Michigan Whole Loan.
99.21	Co-Lender Agreement, dated as of October 17, 2024, by and among Bank of America, N.A., as initial note A-1 holder and initial note A-2 holder, and Natixis Real Estate Capital LLC, as initial note A-3 holder and initial note A-4 holder, relating to the Twin Cities Premium Outlets Whole Loan.